                                                                    Exhibit 10.3

                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         AMENDMENT NO. 2 (this "Amendment"), dated as of August 15, 2000, under the Third Amended and Restated Credit Agreement, dated as of March 23, 2000, by and among Arch Paging, Inc. (the "Borrower"), the Lenders party thereto, The Bank of New York, Royal Bank of Canada, Toronto Dominion (Texas), Inc. and Barclays Bank PLC, as Managing Agents, Royal Bank of Canada, as Documentation Agent, Barclays Bank PLC and Fleet National Bank, as Co-Documentation Agents, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1, dated as of May 19, 2000 (as so amended, the "Credit Agreement").


                                    RECITALS


         A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement as amended hereby.

         B. The Borrower has requested that certain provisions of the Credit Agreement be amended as set forth below and the Administrative Agent and the Lenders signing below are willing to agree thereto subject to the terms and conditions hereinafter set forth.

         Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. The definition of "Merger Agreement" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                           "Merger Agreement": the Agreement and Plan of Merger,
                  dated as of November 7, 1999, by and among the Parent, Merger Sub and PageNet, as amended by Amendment No. 1, dated as of January 7, 2000, Amendment No. 2, dated as of May 10, 2000, and Amendment No. 3, dated as of July 24, 2000.

         2. Section 8.3(iv)(Z)(4) is amended by substituting "December 31, 2000" for "September 30, 2000" therein.

         3. Paragraphs 1 through 2 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions (the "Amendment Effective Date"):

                  (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Parent, the Subsidiary Guarantors and Required Lenders.

                  (b) The Administrative Agent shall have received such other documents as it shall reasonably request.

         4. Each Loan Party hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement (as amended by this Amendment) and the other Loan Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Credit Agreement as amended by this Amendment, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date.

         5. The Borrower has provided to each Lender a copy of Amendment Nos. 2 and 3 to the Merger Agreement. Each Lender which executes this Amendment shall be deemed to have approved such amendments.

         6. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

         7. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         8. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Third Amended And Restated Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        ARCH PAGING, INC.



                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

ACCEPTED AND AGREED TO:


ARCH COMMUNICATIONS GROUP, INC.


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


ARCH CONNECTICUT VALLEY, INC.
ARCH COMMUNICATIONS ENTERPRISES, LLC
MOBILE COMMUNICATIONS CORPORATION OF AMERICA
MOBILEMEDIA LICENSE CO., L.L.C.
ARCHTEL, INC.

AS TO EACH OF THE FOREGOING:


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



ARCH COMMUNICATIONS, INC.


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                                                     THE BANK OF NEW YORK,
                                                     as Administrative Agent



                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

CONSENTED TO AND AGREED:


THE BANK OF NEW YORK, Individually, as Letter of
Credit Issuer and as Managing Agent


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:


TORONTO DOMINION (TEXAS), INC.,
Individually, as Managing Agent and as
Syndication Agent


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:


ROYAL BANK OF CANADA,
Individually, as Managing Agent and as
Documentation Agent


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

BARCLAYS BANK PLC, Individually, as a
Managing Agent and as a Co-Documentation
Agent


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:


FLEET NATIONAL BANK, Individually, as a
Managing Agent and as a Co-Documentation
Agent


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


FLEET NATIONAL BANK (formerly known as BankBoston, N.A.)


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

BANK OF AMERICA, N.A.



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

BEAR STEARNS INVESTMENT PRODUCTS INC.


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

SPECIAL SITUATIONS FUND ADVISORS INC.,
As Agent for The Chase Manhattan Bank


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

CITIBANK, N.A.


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

COAST BUSINESS CREDIT, A DIVISION OF SOUTHERN
PACIFIC BANK, A CALIFORNIA CORPORATION


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

CONTRARIAN FUNDS, LLC

By:   Contrarian Capital Advisors, LLC, as Manager


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

FC CBO II LIMITED


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

FIRST UNION NATIONAL BANK


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

FRANKLIN FLOATING RATE TRUST


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

GENERAL ELECTRIC CAPITAL CORPORATION


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

KZH CNC LLC


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

ING BARING (U.S.) CAPITAL LLC



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

LEHMAN COMMERCIAL PAPER INC.



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

ML CLO XIX STERLING (CAYMAN) LTD.

By:       STERLING ASSET MANAGER, L.L.C., as its Investment
         Advisor


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

MORGENS WATERFALL DOMESTIC PARTNERS LLC


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

NUVEEN SENIOR INCOME FUND


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

SEQUILS-PILGRIM I, LTD.

By:      Pilgrim Investments, Inc., as its investment manager


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.

By:      Pilgrim Investments, Inc., as its investment manager


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


ML CLO XV PILGRIM AMERICA (CAYMAN), LTD.

By:      Pilgrim Investments, Inc., as its investment manager


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


ML CLO XX PILGRIM AMERICA (CAYMAN), LTD.

By:      Pilgrim Investments, Inc., as its investment manager


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

PNC BANK, NATIONAL ASSOCIATION


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


          CONSENTED TO AND AGREED:

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

PW WILLOW FUND LLC



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

SOCIETE GENERALE, NEW YORK BRANCH


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

SUNTRUST BANK, CENTRAL FLORIDA, N.A.


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

VAN KAMPEN PRIME RATE INCOME TRUST


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


VAN KAMPEN CLO I, LIMITED

By:    Van Kampen Management, Inc., as Collateral Manager


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

WAYLAND INVESTMENT FUND, LLC

By:      CFSC Wayland Advisers, Inc., its Manager


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------